                                 SCHEDULE 14A
                                 (Rule 14a-101

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE COMMERCE FUNDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                              THE COMMERCE FUNDS
                               P.O. Box 219525
                       Kansas City, Missouri 64121-9525

Dear Shareholder:

          You are cordially invited to attend the Special Meeting of Shareholders (the "Meeting") of The Commerce Funds (the "Company") to be held on Monday, November 20, 2000 at 10:00 a.m., Eastern time, at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005 in Conference Room 17B.

          At the Meeting, shareholders will be asked to vote on the following matters: (1) approval by the shareholders of the International Equity Fund of a new sub-investment advisory agreement between T. Rowe-Price International, Inc. and Commerce Bank, N.A.; (2) approval by the shareholders of the Growth Fund of an amendment to the investment objective of the Growth Fund, as discussed in the accompanying Proxy Statement; (3) approval by the shareholders of the Value Fund (formerly the Growth and Income Fund) of an amendment to the investment objective of the Value Fund, as discussed in the accompanying proxy; (4) approval by the shareholders of the MidCap Growth Fund (formerly the MidCap
Fund) of an amendment to the investment objective of the MidCap Growth Fund, as discussed in the accompanying proxy; and (5) election of the trustees of the Company.

          Whether or not you plan to be present at a Meeting, your vote is needed. If you do not plan to be present at the Meeting, please complete, sign and return the enclosed proxy card promptly in order that the Meeting can be held and the maximum number of shares may be voted. Your prompt response will help reduce proxy costs - which are paid by the Company and its shareholders - and will also mean that you can avoid receiving follow-up phone calls or mailings.

          We look forward to seeing you at the Meeting or to receiving your proxy card so your shares may be voted at the Meeting.

                                            Sincerely yours,


                                            Warren W. Weaver
                                            President

   SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE
                              ENCLOSED ENVELOPE.

                               THE COMMERCE FUNDS

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                October 31, 2000

To the Shareholders of The
  Commerce Funds:

          A Special Meeting of Shareholders (the "Meeting") of The Commerce Funds (the "Company") will be held on Monday, November 20, 2000 at 10:00 a.m. Eastern time, at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005 in Conference Room 17B.

          The Meeting will be held for the following purposes:

          (1) To approve a new sub-investment advisory agreement between T. Rowe-Price International, Inc. and Commerce Bank, N.A. on behalf of the International Equity Fund;

          (2) To approve an amendment to the investment objective of the Growth Fund;

          (3) To approve an amendment to the investment objective of the Value Fund (formerly the Growth and Income Fund);

          (4) To approve an amendment to the investment objective of the MidCap Growth Fund (formerly the MidCap Fund); and

          (5) To elect Messrs. John Eric Helsing, Warren W. Weaver, Randall D. Barron, David L. Bodde and John Joseph Holland as Trustees of The Commerce Funds.

          The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Only shareholders of record at the close of business on October 4, 2000, the record date for the Meeting, have the right to notice of and the right to vote at the Meeting or any adjournment thereof. You do not need to attend the Meeting to participate - you can vote by mail, with the enclosed proxy card.

          Your prompt response will help reduce proxy costs - which are paid for by the Company and its shareholders - and will also mean that you can avoid receiving follow-up phone calls or mailings.

          Your Board of Trustees unanimously recommends that you vote in favor of each Proposal, including the election of the nominees as Trustees.

                                        By Order of the Board of Trustees
                                        of The Commerce Funds:

                                        W. Bruce McConnel
                                        Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY
                                                                    -----
LAW, THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR NOVEMBER 20, 2000 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED AT THE MEETING WITH RESPECT TO PROPOSALS 1 - 4 AND IF LESS THAN ONE-THIRD OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED WITH RESPECT TO PROPOSAL 5. IN THAT EVENT, THE COMMERCE FUNDS WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE COMMERCE FUNDS TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD PROMPTLY.
                                            --------

                              THE COMMERCE FUNDS
                                P.O. Box 219525
                       Kansas City, Missouri 64121-9525

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Commerce Funds (the "Company"). The Special Meeting will be held at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005 on November 20, 2000 at 10:00 a.m. Eastern time in Conference Room 17B. The Special Meeting and any adjournments thereof are referred to in this Proxy Statement as the "Meeting."

     It is expected that the solicitation of proxies will be primarily by mail. However, the Company's officers, investment adviser and administrator may also solicit proxies by telephone, facsimile or personal interview. The proxy costs with respect to Proposal 1 will be borne by T. Rowe-Price International, Inc., the International Equity Fund's Sub-Adviser. The Company will bear the proxy solicitation costs with respect to Proposal No. 5. The proxy costs with respect to Proposal Nos. 2, 3 and 4 will be borne by the Growth Fund, the Value Fund and the MidCap Growth Fund, respectively. It is anticipated that the aggregate proxy costs will not exceed $18,000.

     The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each proposal.

Proposal                                                 Shareholders Solicited
--------                                                 ----------------------
1.  To approve a new sub-investment advisory             The shareholders of the International Equity Fund
    agreement between T. Rowe-Price International,       will vote separately as a single class.
    Inc. and Commerce Bank, N.A., on behalf of the
    International Equity Fund.

2.  To approve an amendment to the investment            The shareholders of the Growth Fund will vote
    objective of the Growth Fund.                        separately as a single class.

3.  To approve an amendment to the investment            The shareholders of the Value Fund will vote
    objective of the Value Fund.                         separately as a single class.

4.  To approve an amendment to the investment            The shareholders of the MidCap Growth Fund will vote
    objective of the MidCap Growth Fund.                 separately as a single class.

5.  To elect Messrs. John Eric Helsing, Warren W.        The shareholders of each Fund of the Company will
    Weaver, Randall D. Barron, David L. Bodde and John   vote together as a single class.
    Joseph Holland as Trustees of The Commerce Funds.

     If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If the enclosed proxy cards are properly executed and returned prior to the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy cards or, if no instructions are marked on the proxy cards, the proxies will be voted FOR the Proposals, including the election of the nominees as Trustees, as described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) thereof.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be first mailed to shareholders on or about October 31, 2000.

     The Company will furnish, without charge, additional copies of The Commerce Funds' annual and semi-annual reports to shareholders dated October 31, 1999 and April 30, 2000, respectively, to any shareholder upon request. The annual and semi-annual reports to shareholders may be obtained by writing to: The Commerce Funds, P.O. Box 219525, Kansas City, Missouri 64121-9525, by calling (800) 995-6365 or by e-mail request to Commercefunds@commercebank.com


            THE BOARD OF TRUSTEES OF THE COMMERCE FUNDS UNANIMOUSLY
               RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE
                 PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

        PROPOSAL 1:  APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENT

Introduction

          At the Meeting, shareholders of the International Equity Fund will be asked to vote on the approval of a new sub-investment advisory agreement for the Fund. The principal terms of the proposed sub-investment advisory agreement are summarized below. A copy of the proposed sub-investment advisory agreement is attached to this Proxy Statement as Appendix 1. The description of the proposed sub-investment advisory agreement that follows is qualified in its entirety by reference to Appendix 1.

Why are International Equity Fund shareholders being asked to approve a new sub-investment advisory agreement?

          T. Rowe Price International, Inc. ("Price International" or the "Sub-Adviser") (formerly known as Rowe-Price Fleming International, Inc.), has been the sub-investment adviser to the International Equity Fund since its inception in 1994. Prior to August 8, 2000, Price International was 50% owned by Robert Fleming Holdings Limited and 50% owned by T. Rowe Price Associates, Inc. ("T. Rowe Price"). On August 8, 2000, T. Rowe Price became the sole owner of Price International. At the same time, T. Rowe Price changed the name of the Sub-Adviser from Rowe-Price Fleming International, Inc. to T. Rowe Price International, Inc. The August 8, 2000 purchase caused the sub-investment advisory agreement in effect as of that date ("Old Agreement") between Commerce Bank, N.A. (the "Adviser") and Price International to terminate automatically. In order to avoid disruption of the International Equity Fund's investment management program, the Board of Trustees of the Company, in accordance with Rule 15a-4 under the Investment Company Act of 1940 (the "1940 Act"), approved an interim sub-investment advisory agreement ("Current Agreement") between the Adviser and Price International. The Current Agreement has a term of 150 days from August 8, 2000. Therefore, in order to ensure continuity and avoid disruption of the International Equity Fund's investment management program, the Board has approved a continuing sub-investment advisory agreement (the "Proposed Agreement") between the Adviser and Price International and recommends that shareholders of the International Equity Fund also approve this agreement.

How does the Proposed Agreement differ from the Old Agreement?

          The Proposed Agreement does not differ from the Old Agreement, except as discussed below.

          The Proposed Agreement is the same as the Old Agreement, except that it reflects the new name of the Sub-Adviser to the International Equity Fund -T. Rowe Price International, Inc. instead of Rowe-Price Fleming International, Inc. There are no changes in the services being provided. As discussed below, the fees under the Proposed Agreement will be reduced compared to the Old Agreement. In addition, the term of the Proposed Agreement runs from year to year, rather than for 150 days, subject to approval of the Board of Trustees (including a majority of Trustees who are not "interested persons," as defined in the 1940 Act, of Price International or the Company). Additionally, the Current Agreement includes a provision requiring the sub-investment advisory fees due Price International for the period beginning August 8, 2000, the effective date of the Current Agreement and ending on the inception of the Proposed Agreement, to be held in escrow pending approval of the Proposed Agreement. The Proposed Agreement does not have an escrow arrangement.

What matters were considered by the Board in recommending the Proposed
Agreement?

          On April 26, 2000, the Board of Trustees of the Company, including the Trustees who are not "interested persons" of Price International or the Company, unanimously voted to approve the Proposed Agreement. In authorizing the Proposed Agreement, the Board considered that the investment advisory fees to be paid by the International Equity Fund and the level of services to be received by the Fund were the same as under the Current Agreement and were less than the fees under the Old Agreement. The Board also considered the performance of the Fund on an absolute basis and relative to other international mutual funds, the level of investment advisory fees charged by the Fund and other comparable international mutual funds and the overall expense ratio of the Fund in relation to other international mutual funds. The Board also considered the expertise, personnel and resources Price International was willing to commit to the management of the Fund. Finally, the Board took into account all of the information presented to it at its October 25, 1999 Board meeting, in connection with its annual review of the Fund's sub-investment advisory agreement. After reviewing all of this information, the Board unanimously recommended that shareholders of the International Equity Fund approve the Proposed Agreement.

When were the Current and Old Agreements last approved?

          The Current Agreement was approved by the Trustees of the Company, including a majority of the Trustees who are not "interested persons" of Price International or the Company, on July 26, 2000, and became effective on August 8, 2000. The Old Agreement was last approved by the Trustees on October 25, 1999.

What are the continuation and termination provisions of the Proposed Agreement?

          By its terms, the Proposed Agreement will continue in effect from year to year as long as it is approved annually by the Company's Board of Trustees (at a meeting called for that purpose) of by vote of a majority of the International Equity Fund's outstanding shares. In either case, renewal of the Proposed Agreement must be approved by the Company's Board of Trustees, including by a majority of the Trustees who are not "interested persons" of Price International or the Company. The Proposed Agreement is subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment.

What fees does the International Equity Fund currently pay to Price International and the Adviser for their services and how do the fees paid to Price International compare to fees paid under the Old Agreement?

          For its services to the International Equity Fund under the Current Agreement, Price International is paid a management fee ("Management Fee") at the rate of 0.75% of the first $20 million of the average daily net assets of the International Equity Fund; 0.60% of the next $30 million of average daily net assets of the Fund; and 0.50% of the average daily net assets of the Fund in excess of $50 million. When average daily net assets exceed $200 million, the fee will be reset to 0.50% of all Fund assets with a transitional credit provided on assets between $184 million and $200 million; and when average daily net assets of the Fund exceed $500 million, the fee will be reset to 0.45% of all Fund assets. The transitional credit is determined by dividing the product of (i) the excess in assets of the Fund over $184 million and (ii) $80,000, by $16 million. As noted, the Management Fees payable under the Current Agreement, for the period beginning August 8, 2000 and ending on the inception date of the Proposed Agreement, are being held in escrow pending approval of the Proposed Agreement.

          Under the Old Agreement, the International Equity Fund paid Price International the same Management Fee as described in the preceding paragraph, except that the Management Fee was not reset to 0.45% of all of the Fund's average daily net assets when the Fund's average daily net assets exceeded $500 million.

          Under the investment advisory agreement between the Adviser and the Fund, the Adviser is entitled to receive 1.50% of the International Equity Fund's average daily net assets as compensation for its services to the Fund. The Adviser is responsible for paying the Management Fees to the Sub-Adviser. During the fiscal year ended October 31, 1999, the International Equity Fund paid the Adviser, after fee waivers, fees at the rate of 0.96% of average daily net assets of the Fund. During the fiscal year ended October 31, 1999, the Sub-Adviser and Adviser were paid (after fee waivers) $622,712 and $423,307, respectively, for their services to the International Equity Fund.

How do the fees the International Equity Fund currently pays to Price International compare to the Sub-Adviser's other mutual fund clients?

          The table below sets forth the name of each other investment company, with investment objectives similar to the International Equity Fund, for which Price International or an affiliate thereof acts as investment adviser or sub-adviser, the annual rate of compensation (i.e., the fee Price International is paid for its services as adviser to the respective portfolio), and the net assets of the investment company as of June 30, 2000.

Table 1 - Comparison of Advisory Fees of T. Rowe Price Funds Advised by Price International

                           Net Assets of Fund at          Annual Rate of                 Fees Waived or
Name of Fund               06/30/00 (in thousands)         Compensation                      Reduced
------------               -----------------------        --------------                     -------
Foreign Equity Fund              $ 3,360,796                   0.70%                          No

T. Rowe Price                    $12,011,954                   0.67%                          No
International Stock
Fund

T. Rowe Price                      $767,025                   1.05%*                          No
International Stock
Portfolio

* The T. Rowe Price International Stock Portfolio pays an all-inclusive fee that includes operating expenses.

     The table below sets forth the name of each other investment company, with investment objectives similar to the International Equity Fund, for which Price International acts as a sub-investment adviser, the annual rate of compensation (i.e., the fee Price International is paid for its services as sub-investment adviser to the respective portfolio), and the net assets of the investment company as of June 30, 2000.

Table 2 - Comparison of Sub-Advisory Fees of Funds Sub-Advised by Price International

Subadvised Mutual            Net Assets of Fund at            Annual Contractual          Fee Waived or
Funds:  Name of Fund      06/30/00 (in thousands)*          Rate of Compensation             Reduced
--------------------      ------------------------          --------------------             -------

Endeavor Series Trust                     $223,607          .75% of the first $20 million      Yes
T. Rowe Price                                               .60% of the next $30 million
International Stock                                         .50% above $50 million**
Portfolio

EQ Advisors Trust                         $244,639          .75% of the first $20 million      Yes
T. Rowe Price                                               .60% of the next $30 million
International Stock                                         .50% above $50 million**
Portfolio

John Hancock Variable                     $102,752          .75% of the first $20 million      Yes
Series Trust I                                              .60% of the next $30 million
International                                               .50% above $50 million**
Opportunities I
Portfolio

John Hancock Variable                     $ 26,108          .75% of the first $20 million      Yes
Series Trust I                                              .60% of the next $30 million
International                                               .50% above $50 million**
Opportunities II
Portfolio

LB Series Fund, Inc.                      $600,967          .75% of the first $20 million      Yes
World Growth Portfolio                                      .60% of the next $30 million
                                                            .50% above $50 million**

Lutheran Brotherhood                      $142,639          .50% on all assets once assets     Yes
World Growth Fund                                           exceed $200 million***

Manufacturers                             $286,236          .75% of the first $50 million      Yes
Investment Trust                                            .50% of the next $150 million
International Stock                                         .50% on all assets once assets
Trust                                                       exceed $200 million***

SunAmerica Style Select                   $ 61,476          .75% of the first $20 million      Yes
Series, Inc.                                                .60% of the next $30 million
International Equity                                        .50% above $50 million**
Portfolio

The Vantagepoint Funds                    $112,456          .75% of the first $20 million      Yes
International Fund                                          .60% of the next $30 million
                                                            .50% above $50 million**

* The net asset figures for sub-advised funds are based on internal T. Rowe Price records.
** Price International has agreed to waive its fees so that at $200 million, the sub-advisory fee would be 0.50% on all assets.
*** Price International has agreed to waive its fees so that at $500 million, the sub-advisory fee would be 0.45% on all assets.

What services does Price International provide under the Current and Proposed Agreements?

     The services provided by Price International under the Proposed Agreement are the same as those provided under the Current Agreement. Under the Current and Proposed Agreements, Price International provides the Fund with discretionary investment services. Specifically, Price International is responsible for supervising and directing the investments of the International Equity Fund in accordance with the Fund's investment objective, investment strategies and investment restrictions, as provided in its Prospectus and Statement of Additional Information. Price International is also responsible for effecting all securities transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. The Current and Proposed Agreements provide that the International Equity Fund will bear all expenses of its operations not specifically assumed by Price International.

     Under the investment advisory agreement between the Adviser and the Fund, the Adviser is responsible for supervising Price International's investment activities and for performing certain other oversight and compliance functions related to the International Equity Fund.

     The Current and Proposed Agreements provide that Price International, its directors, officers, employees, and certain other persons performing specific functions for the International Equity Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of Price International's duties under the Agreements.

Who are the Adviser and Sub-Adviser?

     Commerce Bank, N.A. serves as investment adviser to the Company's Funds, including the International Equity Fund. The Adviser has offices at 8000 Forsyth Boulevard, St. Louis, Missouri 63105 and 1000 Walnut Street, Kansas City, Missouri 64106. The Adviser is a wholly-owned subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company, with offices at 1000 Walnut Street, Kansas City, Missouri 64106. The Adviser has provided investment management services to the Company since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of June 30, 2000, the Adviser and its affiliates had approximately $10.1 billion under management.

     As set forth above, Price International is a wholly-owned subsidiary of T. Rowe Price. Price International's and T. Rowe Price's offices are each located at 100 East Pratt Street, Baltimore, Maryland 21202. As of June 30, 2000, Price International managed over $39.2 billion in investments for individual and institutional accounts.

     The principal executive officers and directors of the Adviser and their principal occupations as of December 31, 1999 are set forth on Annex A hereto. The principal executive officers and directors of the Sub-Adviser and their principal occupations as of August 8, 2000 are also set forth on Annex A hereto.

Who else provides services to the Fund?

     Goldman, Sachs & Co., which is located at 85 Broad Street, New York, New York 10005, is the distributor for the Company. The administrator is Goldman Sachs Asset Management ("GSAM"), 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co.

     The aggregate amount of commissions paid to affiliated brokers by the Fund for the fiscal year ended October 31, 1999 and the percentages these amounts represented of the total commissions paid by the Fund over that period are set forth below. All of these brokers, except Goldman, Sachs & Co. and Goldman Sachs International, Ltd., ceased to be affiliates of the Fund on August 8, 2000 when Price International became a wholly owned subsidiary of T. Rowe Price.

     Table 3 - Affiliated Brokerage Commissions

                                          Total brokerage   % of total Fund brokerage
                                        commissions paid to     commissions paid to
                    Broker Name          affiliated brokers      affiliated brokers
                    -----------          ------------------      ------------------
     Goldman, Sachs & Co.                            $  171                    0.14%
     Goldman Sachs International, Ltd.               $7,052                    5.74%
     Jardine Fleming                                 $  348                    0.28%
     Jardine Fleming Hong Kong                       $  883                    0.72%
     Robert Fleming & Co., London                    $  139                    0.11%
     Robert Fleming Securities, Ltd.                 $1,620                    1.32%

What Will Happen If Shareholders Do Not Approve The Proposed Agreement?

     If shareholders of the International Equity Fund do not approve the Proposed Agreement, the Board will promptly seek to enter into a new sub-advisory arrangement for the Fund, subject to requisite shareholder approval.

What vote is required to approve the Proposed Agreement?

     Proposal No. 1 requires the affirmative vote of the lesser of (a) 67% of the shares present at the Meeting of the International Equity Fund in person or by proxy, if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) a majority of the Fund's outstanding shares. The International Equity Fund's Institutional and Service Share Classes will vote as one class on the Proposal.

               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                SHAREHOLDERS VOTE "FOR" THE PROPOSED AGREEMENT

               PROPOSAL 2:  APPROVAL TO AMEND THE GROWTH FUND'S
                             INVESTMENT OBJECTIVE


Introduction

     At the Meeting, shareholders of the Growth Fund will be asked to approve an amendment to the Fund's investment objective. The Growth Fund's investment objective is fundamental - meaning that it can only be changed by a vote of a majority of the outstanding shares of the Fund as set forth in the 1940 Act.

What are the current and proposed investment objectives of the Growth Fund?

     The Growth Fund's current investment objective is to seek capital appreciation and, secondarily, current income and dividend growth potential. At a meeting of the Company's Board of Trustees on September 21, 2000, the Trustees approved an amendment to the Fund's investment objective to delete the Fund's secondary investment objectives. The Board also recommended that the amendment be submitted to the Fund's shareholders for approval at the Meeting. If approved by shareholders, the Growth Fund's investment objective would be to seek capital appreciation. The Fund's current and proposed amended investment objectives are set forth below:

     Current Investment Objective      Amended Investment Objective
     ----------------------------      ----------------------------

     To seek capital appreciation,      To seek capital appreciation
     and, secondarily, current income
     and dividend growth potential

Why have the Trustees recommended the amendment?

     The Growth Fund's primary investment objective since inception has been to seek capital appreciation. In order to fulfill this objective, the Adviser purchases growth-oriented securities on behalf of the Fund. The Growth Fund uses the Russell 1000 Growth Index as its primary benchmark to evaluate the Fund's performance. The Russell 1000 Growth Index measures performance of those Russell 1000 companies with higher price-to-book and higher forecasted growth values. The Adviser believes that, under current market conditions, it may become difficult to fulfill the Fund's primary objective and track its benchmark index, while at the same time fulfilling its secondary objectives. This is because most growth-oriented securities, including securities of issuers included in the Russell 1000 Growth Index, may, but do not always provide current income or necessarily possess dividend-growth potential. Accordingly, the Adviser believes that deleting the Fund's secondary objectives would more accurately reflect the Adviser's investment process and current market conditions.

     The amended investment objective is not intended to change the way in which the Fund has been managed or to change its investment risks. Rather, the amended statement of the Growth Fund's investment objective is intended to more accurately describe the characteristics of securities that the Fund would generally expect to hold. While this change in investment objective is not expected to affect the Fund's total return, there can be no assurances in this regard. For the reasons set forth above, the Board of Trustees believes that the amendment to the Growth Fund's investment objective is in the best interests of shareholders.

What vote is required to approve the amendment to the Growth Fund's investment objective?

     Proposal No. 2 requires the affirmative vote of the lesser of (a) 67% of the outstanding shares of the Growth Fund present at the meeting in person or by proxy, if more than 50% of the outstanding shares of the Growth Fund are present in person or by proxy or (b) a majority of the Growth Fund's outstanding shares. The Growth Fund's Service Class and Institutional Class will vote as a single class on Proposal No. 2.

If approved by shareholders, when will the amended investment objective take effect?

     If shareholders of the Growth Fund approve the Fund's proposed amended investment objective, the amendment will take effect as soon as practicable after the Meeting.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                    SHAREHOLDERS VOTE FOR THE GROWTH FUND'S
                         AMENDED INVESTMENT OBJECTIVE

                PROPOSAL 3:  APPROVAL TO AMEND THE VALUE FUND'S
                             INVESTMENT OBJECTIVE

Introduction

     At the Meeting, shareholders of the Value Fund (formerly the Growth and Income Fund) will be asked to approve an amendment to the Fund's investment objective. The Value Fund's investment objective is fundamental - meaning that it can only be changed by a vote of a majority of the outstanding shares of the Fund as set forth in the 1940 Act.

What are the Current and Proposed Investment objectives of the Value Fund?

     The Value Fund's current investment objective is to seek capital appreciation and current income. At a meeting of the Company's Board of Trustees on September 21, 2000, the Trustees approved an amendment to the Fund's investment objective to add the word "secondarily" before the words "current income." The Board's action will have the result of making "current income" a secondary, rather than a primary, investment objective. The Board also recommended that the amendment be submitted to the Fund's shareholders for approval at the Meeting. If approved by shareholders, the Value Fund's investment objective would be to seek capital appreciation and, secondarily, current income. The Fund's current and proposed amended investment objectives are set forth below:

Current Investment Objective          Amended Investment Objective
----------------------------          ----------------------------

To seek capital appreciation and      To seek capital appreciation and,
current income                        secondarily, current income

Why have the Trustees recommended the Amendment?

     The Value Fund's investment objective since inception has been to seek capital appreciation and current income. The Adviser invests the Fund's assets principally in stocks of companies that are selling below fair value compared to their future potential. The Adviser believes that under current market conditions it is likely to encounter difficulties in fulfilling the Fund's two objectives (capital appreciation and current income). This is because most of the companies with stocks that sell below fair value and offer the opportunity for capital appreciation frequently do not pay current income. Therefore, the Adviser believes that making "current income" a secondary investment objective would more accurately reflect the Adviser's investment process and current market conditions.

     The amended investment objective is not intended to change the way in which the Fund has been managed or to change its investment risks. Rather, the amended statement of the Value Fund's investment objective is intended to more accurately describe the characteristics of securities that the Fund would generally expect to hold. While this change in investment objective is not expected to affect the Fund's total return, there can be no assurances in this regard. For the reasons set forth above, the Board of Trustees believes that the amendment to the Value Fund's investment objective is in the best interests of shareholders.

What vote is required to approve the amendment to the Value Fund's investment objective?

     Proposal No. 3 requires the affirmative vote of the lesser of (a) 67% of the outstanding shares of the Value Fund present at the meeting in person or by proxy, if more than 50% of the outstanding shares of the Value Fund are present in person or by proxy or (b) a majority of the Value Fund's outstanding shares. The Value Fund's Service Class and Institutional Class will vote as a single class on Proposal No. 3.

If approved by shareholders, when will the amended investment objective take effect?

     If shareholders of the Value Fund approve the Fund's proposed amended investment objective, the amendment will take effect as soon as practicable after the Meeting.


              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                SHAREHOLDERS VOTE FOR THE VALUE FUND'S AMENDED
                             INVESTMENT OBJECTIVE

            PROPOSAL 4:  APPROVAL TO AMEND THE MIDCAP GROWTH FUND'S
                             INVESTMENT OBJECTIVE

Introduction

     At the Meeting, shareholders of the MidCap Growth Fund (formerly the MidCap
Fund) will be asked to approve an amendment to the Fund's investment objective. The MidCap Growth Fund's investment objective is fundamental - meaning that it can only be changed by a vote of a majority of the outstanding shares of the Fund as set forth in the 1940 Act.

What are the current and proposed investment objectives of the MidCap Growth
Fund?

     The MidCap Growth Fund's current investment objective is to seek long-term capital appreciation. At a meeting of the Company's Board of Trustees on September 21, 2000, the Trustees approved an amendment to the Fund's investment objective to delete the word "long-term" from the Fund's investment objective. The Board also recommended that the amendment be submitted to the Fund's shareholders for approval at the Meeting. If approved by shareholders, the MidCap Growth Fund's investment objective would be to seek capital appreciation. The Fund's current and proposed amended investment objectives are set forth below:

    Current Investment Objective                Amended Investment Objective
    ----------------------------                ----------------------------

    To seek long-term capital appreciation      To seek capital appreciation

Why have the Trustees recommended the amendment?

     The MidCap Growth Fund's investment objective since inception has been to seek long-term capital appreciation. In order to fulfill this objective, the Adviser has generally purchased stocks of companies with medium-sized market capitalizations (less than $10 billion) and the potential for above-average earnings growth. The MidCap Growth Fund recently changed the benchmark index that it uses to evaluate the Fund's performance from the S&P 400 Mid-Cap Index to the Russell MidCap Growth Index. The Adviser also changed its primary investment strategy to state that the Fund generally invests in stocks of companies whose characteristics are comparable to those included in the Russell MidCap Growth Index. The Adviser believes that the companies comprising the Russell MidCap Growth Index can generally be expected to provide capital appreciation in the short term as well as the long term. Therefore, the Adviser believes that as a result of this change in investment strategy, a broader statement of the Fund's investment objective would be more accurate and appropriate. For these reasons, it has recommended that the words "long-term" be deleted from the Fund's investment objective. While this change in investment objective is not expected to affect the Fund's total return, there can be no assurances in this regard. Based on the Adviser's recommendation, the Board of

Trustees believes that the amendment to the MidCap Growth Fund's investment objective is in the best interests of shareholders.

What vote is required to approve the amendment to the MidCap Growth Fund's investment objective?

     Proposal No. 4 requires the affirmative vote of the lesser of (a) 67% of the outstanding shares of the MidCap Growth Fund present at the meeting in person or by proxy, if more than 50% of the outstanding shares of the MidCap Growth Fund are present in person or by proxy or (b) a majority of the MidCap Growth Fund's outstanding shares. The MidCap Growth Fund's Service Class and Institutional Class will vote as a single class on Proposal No. 4.

If approved by shareholders, when will the amended investment objective take effect?

     If shareholders of the MidCap Growth Fund approve the Fund's proposed amended investment objective, the amendment will take effect as soon as practicable after the Meeting.

               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                SHAREHOLDERS VOTE FOR THE MIDCAP GROWTH FUND'S
                         AMENDED INVESTMENT OBJECTIVE

                       PROPOSAL 5:  ELECTION OF TRUSTEES

Introduction

          At the Meeting, shareholders of the Company will be asked to consider the election of five Board members who will constitute the entire Board of Trustees of the Company. Each Board member so elected will hold office until his successor is elected and qualifies, or until his term as a Trustee is terminated as provided in the Company's By-Laws.

Who Are the Nominees and When Were They Last Elected?

          The nominees are described in the table below.

Table 4 - Trustees

                              Trustee                     Principal Occupation During
Name                     Age   Since                   Past 5 Years and Other Affiliations
----                     ---   -----                   -----------------------------------
John Eric Helsing         66   8/94      Chairman of the Board of Trustees.  Retired.  Former Professor and Chairman,
                                         Department of Business Administration and Economics of William Jewell College.
                                         Former Lecturer at William Jewell College.  Director, Valentine Radford
                                         Communications and Trustee, Midwest Research Institute.

Warren W. Weaver/1/       69   2/96      President of the Company.  Retired.  Former Vice Chairman, Commerce Bancshares,
                                         Inc. and Commerce Bank, N.A.  Director, Milbank Mfg. Company.  Director, Roddis
                                         Lumber Company.  Advisory Director of Aon. Advisory Director of Commerce Bank, N.A.

Randall D. Barron/1/      70   8/94      Treasurer of the Company.  Retired.  Former President, Missouri Division,
                                         Southwestern Bell Telephone Company.  Former Director, Commerce Bancshares, Inc.

David L. Bodde            57   8/94      Charles N. Kimball Professor of Technology and Innovation, University of Missouri,
                                         Kansas City since July 1996.  Vice President, Midwest Research Institute since
                                         January 1991.  Director, Missouri Technological Corporation.  Director, Kansas
                                         City Power and Light Company.

John Joseph Holland       50   8/94      President and CEO, Butler Manufacturing Company from January 1999 to the present.
                                         Executive Vice President from June 1998 to January 1999 and Vice President and
                                         Chief Financial Officer from January 1990 to June 1998. Director, Allendale
                                         Insurance Company.

_______________

/1/ Trustees who are "interested persons" of the Company, as defined in the 1940 Act. Mr. Weaver is an interested Trustee because he is President of the Company, owns securities of the Adviser's parent corporation, Commerce Bancshares Corp., and serves as an Advisory Director of the Adviser. Mr. Barron is an interested Trustee because he is Treasurer of the Company, owns an interest in Commerce Bancshares Corp. and owns an interest in a common trust fund for which the Adviser serves as trustee.

          All nominees are incumbent Trustees who are standing for re-election. All nominees, except Mr. Weaver, were most recently elected as Trustees of the Company by consent of the sole shareholder on November 28, 1994. Mr. Weaver was elected Trustee of the Company at a regular meeting of the Board of Trustees held on February 29, 1996.

How often does the Board of Trustees meet and what Committees does it have?

          During the fiscal year ended October 31, 1999, the Trustees met four times. Each of the current Trustees attended all of the meetings of the Board.

          The Board of the Company has a Nominating Committee consisting of Messrs. Bodde, Helsing and Holland, all non-interested Trustees. The Nominating Committee is responsible for considering candidates for election to the Board of Trustees in the event a position is vacated or created. The Nominating Committee was constituted in October 1999. The Committee will consider nominees recommended by the Company's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

          The Company does not have an Audit Committee or Compensation
Committee.

How much are the Trustees paid for their services?

          Effective July 26, 2000, each Trustee of the Company receives a fee of $2,000 for each regular and special meeting of the Board of Trustees attended in person, plus $750 for each special meeting of the Board attended by telephone. In addition, the Chairman of the Board receives an annual fee of $2,000 for his services in this capacity. All Trustees are reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings.

          Each Trustee is entitled to participate in The Commerce Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Company in the shares of one or more portfolios of the Company, and the amount paid to the Trustees under the Plan will be determined based on the performance of such investments. Deferral of Trustees' fees will have no effect on a portfolio's assets, liabilities and net income per share, and will not obligate the Company to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.

          The following table provides certain information about the fees paid by the Company to the Trustees for services rendered during the fiscal year ended October 31, 1999:

Table 5 - Trustees Fees

                                   Aggregate             Pension or Retirement             Aggregate
         Name of                  Compensation          Benefits Accrued as Part          Compensation
     Person/Position            from the Trust*             of Fund Expenses             from the Fund
     ---------------            --------------              ----------------             -------------
John Eric Helsing                       $6,000                     $0                          N/A
Trustee, Chairman

Warren W. Weaver                        $6,000                     $0                          N/A
Trustee, President

Randall D. Barron                       $6,000                     $0                          N/A
Trustee, Treasurer

David L. Bodde                          $6,000                     $0                          N/A
Trustee

John Joseph Holland                     $6,000                     $0                          N/A
Trustee

* During the fiscal year ended October 31, 1999, each Trustee was entitled to receive $1,500 for each regular meeting of the Board of Trustees attended in person, plus $750 for each special meeting of the Board attended by telephone. The Chairman was not entitled to receive any fees in 1999 for his services in this capacity. During this period, the following Trustees deferred the amounts shown pursuant to the Plan: Eric Helsing ($6,000) and David L. Bodde ($6,000).

          As of October 4, 2000, the Trustees of the Company as a group owned beneficially less than 1% of the outstanding shares of each Fund of the Company, and less than 1% of the outstanding shares of all Funds of the Company in the aggregate.

Who are the Company's officers?

          The officers of the Company are elected by the Trustees and serve at the pleasure of the Board. The following table sets forth certain information about the Company's officers, except Messrs. Weaver and Barron, about whom information is provided in Table 4.

Table 6 - Officers

      Name, Address          Officer    Position with
         and Age              Since        Company       Principal Occupation During Past 5 Years
         -------              -----        -------       ----------------------------------------

James A. McNamara              1999     Vice President   Vice President, Goldman Sachs & Co. since April 1998.  Senior Vice
Goldman, Sachs & Co.                                     President and Eastern Regional Manager for Dreyfus Institutional
4900 Sears Tower                                         Service Corp. from 1996 to 1998.  From 1993 to 1996 Vice President,
Chicago, IL 60606                                        Institutional Sales Representative, Midwestern United States for
DOB: 10/2/62                                             Dreyfus.

John Perlowski                 1996     Vice President   Vice President, Goldman Sachs & Co., since July 1995.  Director/Fund
Goldman, Sachs & Co.                                     Accounting & Custody, Investors Bank & Trust Co., November 1993 to
32 Old Slip                                              July 1995.  Formerly, Manager, Audit Division, Arthur Andersen,
New York, NY 10005                                       September 1986 to November 1993.
DOB: 11/7/64

William Schuetter              2000     Vice President   Vice President, Commerce Bank, N.A., 1998 to present.
Commerce Bank, N.A.                                      Vice President of Fund Accounting, UMB Bank, from
1000 Walnut Street                                       1996 - 1998.  Assistant Vice President, Manager of Income
Kansas City, MO 64106                                    Processing, UMB Bank from 1993 - 1996.
DOB: 4/17/60

Larry Franklin                 2000     Vice President   Vice President, Commerce Bank, N.A., 1993 - present.  Business
Commerce Bank, N.A.                                      Manager, The Commerce Funds, 1993 - 1996; Administrative Director
1000 Walnut Street                                       1996 - 1998; and Managing Director, 1998 - present.
Kansas City, MO 64106
DOB: 2/21/47

Philip V. Giuca, Jr.           1998     Assistant        Assistant Treasurer and Vice President, Goldman, Sachs & Co. from
Goldman, Sachs & Co.                    Treasurer        May 1992 to the present.
10 Hanover Square
New York, NY  10004
DOB: 3/03/62

Peter Fortner                  2000     Assistant        Vice President, Goldman Sachs Investment Management, July 2000 to
Goldman, Sachs & Co.                    Treasurer        present.  Assistant Treasurer of Goldman Sachs' proprietary mutual
32 Old Slip                                              funds.  Vice President/Accounting Manager for Prudential Investment
New York, NY  10005                                      Fund Management LLC in their mutual fund administration group from
DOB: 1/25/58                                             1985 to 2000.

W. Bruce McConnel              1994     Secretary        Partner of the law firm Drinker Biddle & Reath LLP.
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA
19103-6996
DOB: 2/7/43

      Name, Address    Officer     Position with
         and Age        Since         Company         Principal Occupation During Past 5 Years
         -------        -----         -------         ----------------------------------------
Amy Belanger, Esq.      2000         Assistant        Vice President and Assistant General Counsel, Goldman, Sachs & Co.
Goldman, Sachs & Co.                 Secretary        1998 to present.  Formerly an Associate of Dechert Price & Rhoads,
32 Old Slip                                           1996 - 1998.
New York, NY 10005
DOB: 9/3/69

Howard B. Surloff       1994         Assistant        Assistant General Counsel, Goldman, Sachs & Co. since November 1993
Goldman, Sachs & Co.                 Secretary        and General Counsel of the U.S. Funds Group since January 1999.
19th Floor                                            Assistant General Counsel since November 1995 and Vice President of
Legal Department                                      Goldman Sachs since May 1994.  Formerly Associate of Shereff,
32 Old Slip                                           Friedman, Hoffman & Goodman.
New York, NY 10005
DOB: 6/21/65

          The officers of the Company receive no compensation directly from the Company for performing the duties of their office. Each of the Company's officers, except for Messrs. McConnel, Franklin and Schuetter, also serves as an officer of one or more other mutual funds with which Goldman, Sachs & Co. has a business relationship.

What Vote is Required to Elect the Trustees?

          With respect to the Company, the five nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees. All shares represented by valid proxies will be voted in the election of Trustees for each nominee named above unless authority to vote for a particular nominee is withheld.

               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE TRUSTEES

                               VOTING INFORMATION

Who Can Vote?

          Only shareholders of record at the close of business on September 29, 2000, the record date for the Meeting, will be entitled to notice of and to vote at the Meeting. On that date, the number of outstanding shares of each of the Commerce Funds were as follows:

Table 6 - Number of Outstanding Shares

                                                                         Number of Shares
Fund                                                       Institutional Class       Service Class
----                                                       -------------------       -------------
Commerce MidCap Growth Fund*                                         4,258,129             100,080
Commerce Growth Fund                                                10,057,692             363,514
Commerce Value Fund**                                                3,672,625              43,418
Commerce International Equity Fund                                   6,221,461              29,156
Commerce Balanced Fund                                               3,702,996             106,237
Commerce Short-Term Government Fund                                  4,542,239              58,276
Commerce Bond Fund                                                  17,868,098              66,491
Commerce National Tax-Free Intermediate Bond Fund                    2,170,362               N/A
Commerce Missouri Tax-Free Intermediate Bond Fund                    2,071,803               N/A

________________________

*   formerly the Commerce MidCap Fund
**  formerly the Commerce Growth and Income Fund

How Can I Vote?

          You can vote by:

          1. Completing, signing and returning the enclosed proxy card(s) promptly in the postage-paid envelope; or

          2.  Attending the meeting and voting in person.

What's a Quorum?

          A quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote at the Meeting with respect to Proposals 1 through 4. With respect to Proposal 5, a quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares entitled to vote at the Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting. A vote cast does not include an abstention or the failure to vote for or against a proposal. Therefore, for purposes of determining the affirmative vote of a "majority of the outstanding shares," an abstention or the failure to vote, including a broker non-vote, will be the equivalent of voting against a proposal.

          In the event that a quorum of a Fund or the Company is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve one or more proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. A shareholder vote may be taken with respect to one or more of the proposals prior to any such adjournment as to which sufficient votes have been received for approval.

What percentage of shares of the Company's Funds does the Adviser hold?

          At the record date for the Meeting, the Adviser held of record approximately the following percentage of outstanding shares of the Company's Funds in a fiduciary capacity or as or custodian for its customers. The Adviser intends to vote shares of beneficial interest in the Funds over which it has investment discretion FOR all of the proposals, including for each of the Trustee nominees. This means that the Adviser has the voting power to cause each of the proposals, including the election of each of the Trustee nominees, to be adopted by shareholders.

Table 7 - Shares Held of Record by Adviser

                                                          % Held in a Fiduciary Capacity or as
                                                          ------------------------------------
                                                                       Custodian
                                                                       ---------
Fund
----
                                                        Institutional Class     Service Class
                                                        -------------------     -------------
Commerce MidCap Growth Fund*                                     83%                  5%
Commerce Growth Fund                                             75%                 11%
Commerce Value Fund**                                            96%                  0%
Commerce International Equity Fund                               92%                  3%
Commerce Balanced Fund                                           70%                  8%
Commerce Short-Term Government Fund                              95%                 23%
Commerce Bond Fund                                               95%                 28%
Commerce National Tax-Free Intermediate Bond Fund                94%                 N/A
Commerce Missouri Tax-Free Intermediate Bond Fund                90%                 N/A

*  formerly the Commerce Mid-Cap Fund

** formerly the Commerce Growth and Income Fund

Does any Shareholder Own More than 5% of the Company or the Funds?

          The name, address and share ownership of each person who may have sole or shared voting or investment power with respect to more than 5% of each Fund's outstanding shares at the record date were:

Table 8 - Shareholders Who Own 5% or More of a Fund

                                                                Number of
                                                               Outstanding       Percent
Fund                           Shareholder                        Shares         of Class
----                           -----------                        ------         --------
Bond Fund                      Hoco & Co.                         9,181,346           51%
(Institutional)                Mutual Funds
                               P.O. Box 13366
                               Kansas City, MO

                               Mori & Co.                         6,765,294           37%
                               Mutual Funds
                               P.O. Box 13366
                               Kansas City, MO

Bond Fund                      Fringe Benefit-Rockhurst High         18,919           28%
(Service)                      Mutual Fund Processing
                               P.O. Box 13366
                               Kansas City, MO

                               Aileen Frye Rev. Trust                 3,694            5%
                               Barbara J. & Larry W. Doran TTE
                               U/A 10/28/1993
                               6301 Fremont Rd.
                               Ozark, MO

National Tax-Free              Mori & Co.                         1,529,553           69%
 Intermediate Bond Fund        Mutual Funds
 (Institutional)               P.O. Box 13366
                               Kansas City, MO

                               Hoco & Co.                           560,120           25%
                               Mutual Funds
                               P.O. Box 13366
                               Kansas City, MO

                                                                   Number of
                                                                 Outstanding      Percent
Fund                           Shareholder                          Shares        of Class
----                           -----------                          ------        --------

                               Helen Pierson Trust                  193,242          9%
                               C/o Commerce Bank
                               8000 Forsyth
                               St. Louis, MO

Missouri Tax-Free              Mori & Co.                         1,554,077         74%
 Intermediate Bond Fund        Mutual Funds
 (Institutional)               P.O. Box 13366
                               Kansas City, MO

                               Hoco & Co.                           268,241         12%
                               Mutual Funds
                               P.O. Box 13366
                               Kansas City, MO

Short-Term Government Fund     Hoco & Co.                         2,568,848         56%
(Institutional)                Mutual Funds
                               P.O. Box 13366
                               Kansas City, MO

                               GEHA Pension Plan                    545,582          5%
                               C/o Commerce Bank
                               8000 Forsyth
                               St. Louis, MO

Growth Fund                    Fringe Benefit-Rockhurst High         33,506          9%
(Service)                      Mutual Fund Processing
                               P.O. Box 13366
                               Kansas City, MO

Balanced Fund                  Hoco & Co.                         2,597,274         70%
(Institutional)                Mutual Funds
                               P.O. Box 13366
                               Kansas City, MO

                               Investors Fiduciary Trust Co.        190,140          5%
                               Attn:  Trust Operations
                               801 Pennsylvania Ave.
                               Kansas City, MO

                                                                     Number of
                                                                    Outstanding       Percent
Fund                           Shareholder                             Shares         of Class
----                           -----------                             ------         --------
                               GEHA Pension Plan                      517,344            14%
                               C/o Commerce Bank
                               8000 Forsyth
                               St. Louis, MO

                               A.E. Lottes Company 401(k)             240,428             6%
                               C/o Commerce Bank
                               8000 Forsyth
                               St. Louis, MO

Balanced Fund                  Fringe Benefit-Rockhurst High            8,618             8%
(Service)                      Mutual Fund Processing
                               P.O. Box 13366
                               Kansas City, MO

                               Columbus Circle Trust Company            5,991             5%
                               Custodian
                               FBO DCCCA Inc., 403b
                               Metro Center
                               1 Station Pl.
                               Stamford, CT

                               Barbara P. Lawton Rev. Liv. Trust        5,532             5%
                               Barbara P. Lawton TTEE
                               1430 Timberbrook Dr.
                               St. Louis, MO

MidCap Growth Fund             Hoco & Co.                           2,295,225            53%
 (Institutional)               Mutual Funds
                               P.O. Box 13366
                               Kansas City, MO

                               Mori & Co.                           1,152,522            27%
                               Mutual Funds
                               P.O. Box 13366
                               Kansas City, MO

MidCap Growth Fund (Service)   Earl E. & Myrtle E. Walker Fndtn.       12,256            12%
                               12071 Carberry Pl.
                               St. Louis, MO

                                                                             Number of
                                                                            Outstanding      Percent
Fund                           Shareholder                                     Shares        of Class
----                           -----------                                     ------        --------
                               Kathleen S. Mueller                             7,837             7%
                               John D. Mueller
                               4739 Belleview
                               Kansas City, MO

                               Earl E. Walker TTEE                             6,537             6%
                               Earl E. Walker II Amend. Indt. Of
                               Trust
                               12071 Carberry Pl.
                               St. Louis, MO

                               Myrtle E. Walker TTEE                           6,537             6%
                               Myrtle E. Walker Indenture of Trust
                               12071 Carberry Pl.
                               St. Louis, MO

                               Fringe Benefit-Rockhurst High                   5,238             5%
                               Mutual Fund Processing
                               P.O. Box 13366
                               Kansas City, MO

International Equity Fund      Hoco & Co.                                  3,899,178            62%
 (Institutional)               Mutual Funds
                               P.O. Box 13366
                               Kansas City, MO

                               Mori & Co.                                  1,697,850            27%
                               Mutual Funds
                               P.O. Box 13366
                               Kansas City, MO

                               Enterprise Rent-A-Car International         1,000,169            16%
                               C/o Commerce Bank
                               8000 Forsyth
                               St. Louis, MO

                                                                             Number of
                                                                            Outstanding      Percent
Fund                           Shareholder                                     Shares        of Class
----                           -----------                                     ------        --------
International Equity Fund      Boulevard Enterprises                           4,090            14%
 (Service)                     A Partnership
                               Gus Jainas
                               2530 Southwest Blvd.
                               Kansas City, MO

                               Columbus Circle Trust Company                   2,347             8%
                               Custodian
                               FBO DCCCA Inc., 403b
                               Metro Center
                               1 Station Pl.
                               Stamford, CT

Value Fund                     Hoco & Co.                                  2,109,049            57%
(Institutional)                Mutual Funds
                               P.O. Box 13366
                               Kansas City, MO

                               Mori & Co.                                  1,285,112            34%
                               Mutual Funds
                               P.O. Box 13366
                               Kansas City, MO

Value Fund                     NFSC/FMTC IRA                                   3,529             8%
(Service)                      FBO Deborah J. Groves
                               3029 Mimosa St. #2
                               Cape Girardeau, MO

                               Surgical Arts of St. Louis Ltd.                 2,374             5%
                               Robert V. Cralle TTEE
                               11125 Dunn Road, Suite 301
                               St. Louis, MO

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company.

                        *     *     *     *     *     *

Does the Company Know of Any Other Matters to Come Before the Meeting?

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of each Fund and the Company.

     The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act, as amended, or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

Dated: October 31, 2000

                                                                         Annex A

======================================================================================================================
Name and Position with                           Name and Principal                    Connection with Other Company
Commerce Bank, N.A.                        Business Address of Other Company
----------------------------------------------------------------------------------------------------------------------
Mr. John O. Brown,                         Key Industries, Inc.                        Director
Vice Chairman and Director                 523 East Wall
                                           Ft. Scott, KS  66701-1554
----------------------------------------------------------------------------------------------------------------------
Mr. Jonathan M. Kemper,                    Tower Properties Company                    Director
Vice Chairman and Director                 911 Main Street, Suite 100
                                           Kansas City, MO  64106

                                           Commerce Bancshares, Inc.                   Vice Chairman
                                           1000 Walnut Street
                                           Kansas City, MO  64106
----------------------------------------------------------------------------------------------------------------------
Mr. Edward J. Reardon II                   None                                        None
Executive Vice President and Director
----------------------------------------------------------------------------------------------------------------------
Mr. Robert C. Matthews, Jr.                None                                        None
Executive Vice President and Director
----------------------------------------------------------------------------------------------------------------------
Mr. David W. Kemper,                       Tower Properties Company                    Director
Chairman, President, CEO and Director      911 Main Street, Suite 100
                                           Kansas City, MO  64106

                                           Commerce Bancshares, Inc.                   Chairman, President and Chief
                                           1000 Walnut Street                          Executive Officer
                                           Kansas City, MO  64106

                                           Business Men's Assurance Company of         Director
                                           America
                                           One Penn Valley Park
                                           Kansas City, MO  64108

                                           Seafield Capital Corporation                Director
                                           2600 Grand Avenue Suite 500
                                           Kansas City, MO  64108

                                           Wave Technologies International, Inc.       Director
                                           10845 Olive Blvd.
                                           St. Louis, MO 63146

                                           Ralcorp Holdings, Inc.                      Director
                                           901 Chouteau Avenue
                                           St. Louis, MO 63102
----------------------------------------------------------------------------------------------------------------------
Mr. Seth M. Leadbeater,                    None                                        None
Executive Vice President and Director
======================================================================================================================

          The information with respect to each director and officer of Price International is as follows:

===========================================================================================================================
Name                                   Position with T. Rowe-Price                 Connection with T. Rowe-Price
                                       International, Inc.                         Associates, Inc.

---------------------------------------------------------------------------------------------------------------------------
Mr. Martin G. Wade                     Chairman of the Board                       Director and Managing Director
---------------------------------------------------------------------------------------------------------------------------
Mr. M. David Testa                     Director                                    Vice Chairman of the Board, Chief
                                                                                   Investment Officer, Managing Director
---------------------------------------------------------------------------------------------------------------------------
Mr. James S. Riepe                     Director                                    Vice Chairman of the Board, Managing
                                                                                   Director
---------------------------------------------------------------------------------------------------------------------------
Mr. George A. Roche                    Director                                    Chairman of the Board, President,
                                                                                   Managing Director
---------------------------------------------------------------------------------------------------------------------------
Mr. David J.L. Warren                  Director, President and Chief Executive     Managing Director
                                       Officer
---------------------------------------------------------------------------------------------------------------------------
Mr. John R. Ford                       Director, Chief Investment Officer          Managing Director
---------------------------------------------------------------------------------------------------------------------------
Mr. George A. Murnaghan                Executive Vice President                    Managing Director
===========================================================================================================================

                                  Appendix I
                                  ----------



                              THE COMMERCE FUNDS

                            SUB-ADVISORY AGREEMENT

                           INTERNATIONAL EQUITY FUND



          AGREEMENT, dated as of _________, 2000 among Commerce Bank, N.A. (the "Advisor"), and T. Rowe Price International, Inc., a corporation with its principal office and, place of business at 100 East Pratt Street, Baltimore, Maryland ("Sub-Advisor");

          WHEREAS, THE COMMERCE FUNDS (the "Trust") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

          WHEREAS, the Advisor has been appointed as investment advisor to the Trust's International Equity Fund (the "Fund"); and

          WHEREAS, the Advisor wishes to retain the Sub-Advisor to assist them in the provision of a continuous investment program for the Fund and the Sub-Advisor is willing to render such assistance;

          WHEREAS, the Board of Trustees of the Fund and the Fund's shareholders have approved this Agreement, and the Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

          1.   Appointment.  The Advisor hereby appoints Sub-Advisor to act as
               -----------
sub-advisor for the Fund as permitted by the Advisor's Advisory Agreement with the Trust. The Sub-Advisor accepts such appointment and agrees to render the services required hereby for the compensation provided in this Agreement.

          2.  Sub-Advisory Services.  Subject to the supervision of the Trust's
              ---------------------
Board of Trustees and the Advisor, the Sub-Advisor will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, subject to the Advisor's approval of the overall investment objection of each Fund, and will arrange for the purchase and sale of securities and other investments of the Fund. The Sub-Advisor will provide the services under this Agreement, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus, Statement of Additional Information and supplements and resolutions adopted from time to time by the Trust's Board of Trustees. The Sub-Advisor further agrees that it:

          (a) will perform its obligations hereunder in conformity with all applicable Rules and Regulations of the SEC, and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will telecopy or send electronically trade information to the Advisor or its agent on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Advisor;

          (c) will place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Advisor. In executing portfolio transactions and in selecting brokers or dealers, the Sub-Advisor will use its reasonable effort to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluation the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts to which the Sub-Advisor or any affiliate thereof exercise investment discretion. The Sub-Advisor is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -
- viewed in terms of that particular transaction or in terms of the overall responsibility of the Sub-Advisor to the Fund and to the Trust. In no instance will portfolio securities be purchased from or sold to the Sub-Advisor or the principal underwriter for the Trust or an affiliated person of either acting as principal or as broker, except as permitted by law. In executing portfolio transactions for the Fund, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may but shall not be obligated to aggregate the securities to be sold or purchased with those of their other clients where such aggregation is not inconsistent with the policies set forth in the Fund's Prospectus. In such event, the Sub-Advisor will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Fund and such other clients;

          (d) will not make loans to any person to purchase or carry Fund shares or make interest bearing loans to the Fund, except as provided in the Fund's Prospectus and Statement of Additional Information;

          (e) will maintain all books and records with respect to the securities transactions of the Fund entered into pursuant to this Agreement; keep books of account with respect to the Fund as required in connection with its services under the 1940 Act; and furnish the Trust's Board of Trustees with such periodic and special reports as the Board may reasonably request; and

          (f) will treat confidentiality and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders of the Fund, except for such information that is in the public domain, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder except where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     Without limiting the generality of the foregoing, the Sub-Advisor further agrees that it will:

          (g) manage in periodic consultation with the Advisor the Fund's temporary investments in securities;

          (h) place orders for the Fund either directly with the issuer or with any broker or dealer;

          (i) manage the Fund's overall cash position, and determine from time to time what portion of the Fund's assets will be held in different currencies;

          (j) as requested on a reasonable basis, provide the Advisor with foreign broker research;

          (k) provide the advisor with a quarterly review of international economic and investment developments, and occasional "White Papers" on international investment issues; and

          (l) attend regular business and investment related meetings with the Trust's Board of Trustees and the Advisor if requested to do so by the Trust or Advisor.

     3.   Services Not Exclusive.  (a) Sub-Advisor agrees not to solicit any
          ----------------------
bank prospect for the purposes of providing the services provided hereunder with respect to an investment program similar to the International Equity Fund in Kansas, Missouri and the region of Southern Illinois. Provided however, that nothing in this paragraph shall preclude the Sub-Advisor from servicing bank clients in the above-mentioned area or any bank prospect that relocates its headquarters in Kansas, Missouri or Southern Illinois.

          (b) Subject to subsection (a) above, the services furnished by the Sub-Advisor hereunder are deemed not to be exclusive and nothing in this Agreement shall (i) prevent the Sub-Advisor or any affiliated person (as defined in the 1940 Act) of the Sub-Advisor from acting as investment advisor or manager for any other person or persons, including without limitation other management investment companies with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its own accounts or for the accounts of others for whom it may be acting.

          (c) Nothing contained in this agreement (including, without limitation, the Sub-Advisor's confidentiality obligation under Section 2(f)), however, shall prohibit the Sub-Advisor from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Trust.

     4.   Books and Records.  In compliance with the requirements of Rule 31a-3
          -----------------
under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Trust and the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1.

     5.   Expenses.  During the term of this Agreement, the Sub-Advisor will pay
          --------
all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

     6.   Compensation.  For the services provided and the expenses assumed
          ------------
pursuant to this Agreement, the Advisor will pay the Sub-Advisor monthly and the Sub-Advisor will accept as full compensation therefor: a fee at the following annual rates based on the average daily net assets of the Fund:

          First $20 million          .75%
          Next $30 million           .60%
          In excess of $50 million   .50%

provided that, when average daily net assets exceed $200 million, the fee shall
-------------
be reset to .50% of all Fund assets with a transitional credit provided on assets between $184 million and $200 million according to the formula set forth in Schedule A; and provided further that, when average daily net assets exceed
                   ---------------------
$500 million, the fee shall be reset to .45% of all Fund assets.

     With each monthly fee payment, Adviser or its agent shall provide Sub-Advisor with a worksheet showing the average daily net assets of the Fund for the monthly period and the calculation of the Sub-Advisory fee.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of the month or from the beginning of the month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     7.   Limitation of Liability of the Sub-Advisor.  The Sub-Advisor or any of
          ------------------------------------------
its officers, directors or employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the matters to which this Agreement relates, except a loss resulting from bad faith, willful misconduct or gross negligence in the performance of these duties or for losses resulting from a breach of its fiduciary duty with respect to the receipt of compensation for services.

     8.   Duration and Termination.  The term of this Agreement shall begin on
          ------------------------
the date first above written and, unless sooner terminated as hereinafter provided, shall continue until November 30, 2001 and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days notice, by the Advisor, Sub-Advisor or by the Trust's Board of Trustees or by a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination of this Agreement shall not affect the right of the Sub-Advisor to receive payments on any unpaid balance of the compensation earned prior to such termination.

     9.   Amendment of this Agreement.  No provision of this Agreement may be
          ---------------------------
waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the waiver, change, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of a majority of the outstanding voting securities of the Fund.

     Notice. Any notice, advice or report to be given pursuant to this Agreement
     ------
shall be delivered or mailed:

     To the Sub-Advisor at:
     ---------------------
     George Murnaghan
     T. Rowe-Price International, Inc.
     100 E. Pratt Street
     Baltimore, Maryland  21202

     With copy to:
     Darrell N. Braman, Esq.
     T. Rowe Price International, Inc.
     100 E. Pratt Street
     Baltimore, Maryland  21202

          To the Advisor at:
          ------------------
          J. Daniel Stinnett, Esquire
          Commerce Bank, N.A.
          P.O. Box 419248
          1000 Walnut Street
          Kansas City, Missouri  64199-3686

          To the Trust at:
          ----------------
          W. Bruce McConnel, III, Esq.
          Drinker Biddle & Reath LLP
          One Logan Square
          18th and Cherry Streets
          Philadelphia, PA 19103-6996

          10.  Miscellaneous. The captions in this Agreement are included for
               -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law. However, any litigation brought by either party to this Agreement shall be adjudicated in the appropriate court of jurisdiction within the State of Missouri.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                   COMMERCE BANK, N.A.

Attest:

________________________           By:_______________________________



                                   T. ROWE-PRICE INTERNATIONAL INC.
Attest:

________________________           By:_______________________________

                                  Schedule A

Formula for crediting Fund against annual contractual fees payable to Sub-
Advisor:


                 Portfolio asset size - $184 million x $80,000
                 ----------------------------------------------
                                  $16 million


          The credit is determined by prorating the difference between the contractual-tiered fee and the flat fee ($80,000 per annum at all asset levels) over the difference between $200 million and the current portfolio size for billing purposes. The credit would approach $80,000 annually when the Fund size was close to $200 million and fall to zero at $184 million.

          The following example may be helpful in understanding the arrangement:

Portfolio Size      $200 million       $192 million         $184 million
--------------

Fee Schedule        50 basis points    Contractual-tiered   Contractual-tiered
------------        flat               schedule, with       schedule (no credit)
                                       transitional credit


Annual fee
before credit       $1,000,000         $1,040,000           $1,000,000
-------------

Transitional credit          -         $   40,000                   -
-------------------

Net annual fee      $1,000,000         $1,000,000           $1,000,000
--------------

This Proxy, if properly executed, will be voted as specified below with respect to the actions to be taken on the following proposals. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" PROPOSALS NOS. 1 THROUGH 5.

                                 For International Equity Fund
                                 Shareholders only:
THE COMMERCE FUNDS               1. To approve a new Sub-Investment            For  Against  Abstain
Mark box at right if an   [_]       Advisory Agreement between T. Rowe-Price   [_]  [_]      [_]
address change or comment has       International, Inc. and Commerce Bank,
been noted on the reverse           N.A., on behalf of the International
side of this card.                  Equity Fund.

CONTROL NO.:


                                 For Growth Fund Shareholders only:
                                 2. To approve an amendment to the             For  Against  Abstain
                                    investment objectives of the Growth Fund.  [_]  [_]      [_]

                                 For Value Fund Shareholders only:
                                 3. To approve an amendment to the             For  Against  Abstain
                                    investment objective of the Value Fund.    [_]  [_]      [_]

                                 For MidCap Growth Fund Shareholders only:
                                 4. To approve an amendment to the             For  Against  Abstain
                                    investment objective of the MidCap Growth  [_]  [_]      [_]
                                    Fund.

                                 For all Shareholders:
                                 5. To Elect Trustees-Nominees:                For All    With  For All
                                    (01) John Eric Helsing                     Nominees   hold  Except
                                    (02) Warren W. Weaver                      [_]        [_]   [_]
                                    (03) Randall D. Barron
                                    (04) David L. Bodde
                                    (05) John Joseph Holland
                                    NOTE:  If you do not wish your shares voted "For" a particular nominee, mark the
                                    "For All Except" box and strike a line through the name(s) of the nominee(s).
                                    Your shares will be voted for the remaining nominee(s).

Please be sure to sign and date this Proxy.    Date:_______________


                                                              RECORD DATE
_____________________           __________________            SHARES:  ________
Shareholder sign here           Co-owner sign here

                              THE COMMERCE FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COMMERCE FUNDS

          The undersigned hereby appoints Larry Franklin, William Schuetter and Diana McCarthy (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the "Meeting") of the Commerce Funds (the "Company") to be held at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005 in Conference Room 17B at 10:00 a.m., Eastern time on Monday, November 20, 2000 and at any adjournment(s) or postponement(s) thereof. The undersigned thereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

          The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, including any adjournment(s) or postponement(s) necessary to obtain requisite quorums and/or approvals. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

          Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
______________________________________       _________________________________
______________________________________       _________________________________
______________________________________       _________________________________